UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2016

BOINGO WIRELESS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35155	95-4856877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., 23rd Floor Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 586-5180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On February 23, 2016, Boingo Wireless, Inc. (the “Company”) entered into a Lender Joinder Agreement (the “Joinder Agreement”) to Credit Agreement, by and among Bank of America, N.A. acting as agent (“Agent”) for the lenders named in the Credit Agreement (defined below) (the “Lenders”) and Citizens Bank, N.A. (the “New Lender”). The Credit Agreement was entered into on November 21, 2014, by and among the Company, the Agent, the Lenders and the other parties thereto (the “Original Credit Agreement”) and subsequently amended on August 7, 2015 (the “Credit Agreement Amendment”, together with the Original Credit Agreement, the “Credit Agreement”).

The Joinder Agreement joins the New Lender as a Lender under the Credit Agreement, increases the revolving line of credit (the “Revolving Line of Credit”) by $23.25 million, from $46.50 million to $69.75 million, stipulates that the New Lender will provide the additional $23.25 million of the Revolving Line of Credit and effects certain other changes described therein. Additionally, pursuant to the Joinder Agreement and the Credit Agreement, the Company entered into a revolving note with the New Lender obligating the Company to pay interest and principal to the New Lender on the New Lender’s portion of the Revolving Line of Credit.

There was no change to the interest rates under the Credit Agreement and the maturity date of the Revolving Line of Credit continues to be November 21, 2018, subject to prepayment.

The foregoing description of the Joinder Agreement, Credit Agreement and the related documentation is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Joinder Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, and the Original Credit Agreement and the Credit Agreement Amendment, copies of which are attached as Exhibit 10.24 to the Company’s Annual Report on Form 10-K, filed with the SEC on March 16, 2015 and Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on August 10, 2015, respectively.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The discussion in Item 1.01 of this Form 8-K regarding the Joinder Agreement and related documentation is hereby incorporated by reference.

Item 8.01.  Other Events.

The Company previously filed a shelf registration statement on Form S-3 (the “Shelf Registration Statement”) with the SEC on September 11, 2015 to register the offering of up to $125,000,000 of equity and debt securities (the “Securities”), which was declared effective by the SEC on September 17, 2015. On February 25, 2016, the Company filed a post-effective amendment (the “Post-Effective Amendment”) to the Shelf Registration Statement to withdraw and terminate the Shelf Registration Statement.  The Company’s Board of Directors determined that having the Shelf Registration Statement on file was no longer necessary due to the Company entering into the Joinder Agreement and increasing the Revolving Line of Credit.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Joinder Agreement, dated as of February 23, 2016, by and among the Company, Bank of America, N.A., Silicon Valley Bank and Citizens Bank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOINGO WIRELESS, INC.

Date: February 25, 2016	By:	/s/ Peter Hovenier
Peter Hovenier
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Joinder Agreement, dated as of February 23, 2016, by and among the Company, Bank of America, N.A., Silicon Valley Bank and Citizens Bank, N.A.